Exhibit 99.1

Banc of California Reports Fourth Quarter 2017 Earnings

SANTA ANA, Calif., (January 25, 2018) – Banc of California, Inc. (NYSE: BANC) today reported net income available to common stockholders of $6.2 million, for the fourth quarter of 2017, resulting in diluted earnings per common share of $0.12 for the quarter. Net income available to common stockholders for the full year was $37.3 million, resulting in diluted earnings per common share of $0.71 for the full year. Diluted earnings per common share from continuing operations were $0.11 for the fourth quarter, and $0.63 for the full year.

Highlights for the fourth quarter included:

•	Strong Organic Loan Growth: Held for investment loans increased by $433 million, or 7%, during the quarter to $6.7 billion.

•	Commercial loan balances increased by $308 million, or 7%, from the prior quarter, and by $680 million, or 18%, from a year ago.

•	Continuation of Balance Sheet Re-Mix: Reduced securities by $180 million, or 7%, driven by decline of collateralized loan obligation (“CLO”) balances of $117 million, and the sales of $24 million of master limited partnership debt securities (“MLPs”) and $23 million of bank debt.

•	Disciplined Expense Management: Achieved targeted quarterly, recurring, run-rate expenses of $59.1 million for the quarter, excluding expense related to loss on investments in alternative energy partnerships and non-recurring expenses.

•	Maintained Strong Credit: Asset quality remained strong with non-performing assets to total assets of 0.21% at quarter end. The ALLL / total loan ratio was 0.74% at quarter end, up from 0.72% at prior quarter end and up from 0.67% a year ago.

•	Strong Capital Ratios: Common equity tier 1 capital ratio of 9.9%, the highest level in over three years.

The Company’s fourth quarter reported financial results included $3.3 million of non-recurring expenses, $4.4 million of negative valuation adjustments to the mortgage servicing rights (“MSRs”), and $2.1 million of a net tax benefit as a result of re-measurement of the Company’s deferred tax assets and liabilities due to the recently enacted tax reform legislation.

“During the fourth quarter, we continued to make substantial progress on our strategy to re-mix the balance sheet, reducing securities by $180 million, and increasing loan balances by $433 million, as our banking teams delivered a strong finish to cap off 2017,” said Doug Bowers, President and Chief Executive Officer of Banc of California. “These results reflect the focused effort centered on growing our core, commercial banking businesses. We continue to work hard on improving the funding profile of the institution, and although we saw a modest decline in overall deposit balances as we reduced select high-rate and high volatility deposits this quarter, we did see increased deposit balances collectively in commercial, private and retail banking, which increased by $290 million. Improving our funding base continues to be our number one goal and priority. In wrapping up 2017, I want to say thank you to all my colleagues for their hard work and dedication over the course of the year. As I look into the new year, we have a tremendous opportunity in front of us, and while there is certainly much work that lies ahead, I believe we have a strong foundation in place, with a great brand and talented people across the company, which position us well to achieve our goals for California’s Bank in 2018.”

The Company will host a conference call to discuss its fourth quarter and full year 2017 financial results at 7:00 a.m. Pacific Time (PT) on Thursday, January 25, 2018. Interested parties are welcome to attend the conference call by dialing 888-317-6003, and referencing event code 8198599. A live audio webcast will also be available and the webcast link will be posted on the Company’s Investor Relations website at www.bancofcal.com/investor. The slide presentation for the call will also be available on the Company’s Investor Relations website prior to the call.

3 MacArthur Place ● Santa Ana, CA 92707 ● (949) 236-5250 ● www.bancofcal.com

About Banc of California, Inc.

Banc of California, Inc. (NYSE: BANC) provides comprehensive banking services to California’s diverse businesses, entrepreneurs and communities. Banc of California operates 34 offices in California.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Source: Banc of California, Inc.

INVESTOR RELATIONS INQUIRIES:	MEDIA INQUIRIES:
Banc of California, Inc.	Abernathy MacGregor
Timothy Sedabres, (855) 361-2262	Ian Campbell / Joe Hixson, (213) 630-6550 idc@abmac.com / jrh@abmac.com

Banc of California, Inc.

Consolidated Statements of Financial Condition

(Dollars in thousands)

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
ASSETS
Cash and cash equivalents	$387,699	$611,826	$511,190	$409,281	$439,510
Time deposits in financial institutions	—	1,000	1,000	1,000	1,000
Securities available-for-sale	2,575,469	2,755,664	2,915,103	2,434,541	2,381,488
Securities held-to-maturity	—	—	—	863,269	884,234
Loans held-for-sale	67,069	50,130	278,824	228,196	298,018
Loans and leases receivable	6,659,407	6,226,897	5,956,337	6,105,321	6,034,752
Allowance for loan and lease losses	(49,333)	(45,072)	(42,385)	(42,736)	(40,444)
Federal Home Loan Bank and other bank stock	75,654	67,063	63,438	63,238	67,842
Servicing rights, net	33,708	40,448	43,834	44,451	39,936
Other real estate owned, net	1,796	3,682	3,267	3,345	2,502
Premises and equipment, net	135,699	139,326	143,398	146,631	140,917
Investments in alternative energy partnerships, net	48,826	43,817	37,605	47,633	25,639
Goodwill	37,144	37,144	37,144	37,144	37,144
Other intangible assets, net	9,353	10,219	11,135	12,191	13,617
Deferred income tax, net	31,074	23,333	9,499	18,673	9,989
Income tax receivable	8,739	7,699	14,984	15,973	16,009
Bank owned life insurance investment	104,851	104,292	103,709	103,093	102,512
Other assets	161,797	142,985	113,534	128,036	92,694
Assets of discontinued operations	38,900	59,575	164,152	432,805	482,494

Total assets	$10,327,852	$10,280,028	$10,365,768	$11,052,085	$11,029,853

LIABILITIES AND STOCKHOLDERS’ EQUITY
Noninterest-bearing deposits	$1,071,608	$1,075,782	$1,138,095	$1,273,649	$1,282,629
Interest-bearing deposits	6,221,295	6,327,811	6,906,816	7,324,044	7,859,521

Total deposits	7,292,903	7,403,593	8,044,911	8,597,693	9,142,150
Advances from Federal Home Loan Bank	1,695,000	1,470,000	870,000	1,080,000	490,000
Securities sold under repurchase agreements	—	36,520	53,242	26,320	—
Other borrowings	—	—	—	67,981	67,922
Notes payable, net	172,941	172,865	172,790	174,090	175,378
Reserve for loss on repurchased loans	6,306	6,173	8,028	8,118	7,974
Income taxes payable	—	—	—	618	92
Accrued expenses and other liabilities	140,575	164,469	193,276	81,208	131,618
Liabilities of discontinued operations	7,819	12,500	17,229	30,309	34,480

Total liabilities	9,315,544	9,266,120	9,359,476	10,066,337	10,049,614
Commitments and contingent liabilities
Preferred stock	269,071	269,071	269,071	269,071	269,071
Common stock	517	542	540	537	537
Common stock, class B non-voting non-convertible	5	4	4	3	2
Additional paid-in capital	621,435	619,849	616,251	614,983	614,226
Retained earnings	144,839	145,420	140,331	139,926	134,515
Treasury stock	(28,786)	(28,786)	(28,786)	(29,070)	(29,070)
Accumulated other comprehensive income/(loss), net	5,227	7,808	8,881	(9,702)	(9,042)

Total stockholders’ equity	1,012,308	1,013,908	1,006,292	985,748	980,239

Total liabilities and stockholders’ equity	$10,327,852	$10,280,028	$10,365,768	$11,052,085	$11,029,853

Banc of California, Inc.

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2017	2017	2017	2017	2016	2017	2016
Interest and dividend income
Loans, including fees	$71,695	$70,208	$69,661	$69,507	$71,613	$281,071	$281,868
Securities	23,170	24,337	24,996	27,239	24,153	99,742	79,527
Other interest-earning assets	2,292	2,206	1,783	2,096	3,965	8,377	8,449

Total interest and dividend income	97,157	96,751	96,440	98,842	99,731	389,190	369,844
Interest expense
Deposits	16,044	15,468	14,942	13,960	12,504	60,414	40,220
Federal Home Loan Bank advances	5,402	3,352	2,774	1,423	1,076	12,951	5,717
Securities sold under repurchase agreements	194	500	180	6	221	880	818
Notes payable and other interest-bearing liabilities	2,344	2,395	3,044	2,972	2,998	10,755	12,744

Total interest expense	23,984	21,715	20,940	18,361	16,799	85,000	59,499

Net interest income	73,173	75,036	75,500	80,481	82,932	304,190	310,345
Provision for loan and lease losses	5,052	3,561	2,503	2,583	589	13,699	5,271

Net interest income after provision for loan and lease losses	68,121	71,475	72,997	77,898	82,343	290,491	305,074
Noninterest income
Customer service fees	1,624	1,576	1,669	1,623	1,560	6,492	5,147
Loan servicing income (loss)	(2,416)	553	132	2,756	4,699	1,025	633
Net gain (loss) on sale of securities available for sale	2,688	7,625	1,099	3,356	(695)	14,768	29,405
Net gain on sale of loans	1,205	5,735	983	4,019	20,490	11,942	35,895
Loan brokerage income	—	—	34	1,027	1,331	1,061	4,251
Gain on sale of subsidiary and business unit	—	—	—	—	2,629	—	6,323
All other income	2,594	2,876	1,790	2,122	2,490	9,382	16,976

Total noninterest income	5,695	18,365	5,707	14,903	32,504	44,670	98,630
Noninterest expense
Salaries and employee benefits	33,146	30,216	33,348	32,443	42,800	129,153	146,147
Occupancy and equipment	9,565	10,085	9,776	10,668	10,012	40,094	38,046
Professional fees	7,853	7,697	11,794	15,073	11,562	42,417	30,373
Data processing	1,562	1,901	2,246	2,179	2,357	7,888	8,311
Amortization of intangible assets	866	916	1,056	1,090	1,028	3,928	4,851
Restructuring expense	(43)	—	82	5,287	—	5,326	—
All other expenses	9,438	16,508	8,256	14,474	11,286	48,676	43,977

Total noninterest expense excluding loss on investments in alternative energy partnerships	62,387	67,323	66,558	81,214	79,045	277,482	271,705
Loss on investments in alternative energy partnerships	3,995	8,348	9,761	8,682	13,850	30,786	31,510

Total noninterest expense	66,382	75,671	76,319	89,896	92,895	308,268	303,215

Income from continuing operations before income taxes	7,434	14,169	2,385	2,905	21,952	26,893	100,489
Income tax (benefit) expense	(3,418)	(3,939)	(12,753)	(6,471)	(2,543)	(26,581)	13,749

Income from continuing operations	10,852	18,108	15,138	9,376	24,495	53,474	86,740

Income (loss) from discontinued operations before income taxes	765	(1,958)	(4,991)	13,348	14,965	7,164	48,917
Income tax expense (benefit)	315	(799)	(2,110)	5,523	6,196	2,929	20,241

Income (loss) from discontinued operations	450	(1,159)	(2,881)	7,825	8,769	4,235	28,676

Net income	11,302	16,949	12,257	17,201	33,264	57,709	115,416
Preferred stock dividends	5,113	5,112	5,113	5,113	5,113	20,451	19,914

Net income available to common stockholders	$6,189	$11,837	$7,144	$12,088	$28,151	$37,258	$95,502

Basic earnings per total common share
Income from continuing operations	$0.11	$0.25	$0.20	$0.08	$0.37	$0.64	$1.36
Income (loss) from discontinued operations	0.01	(0.02)	(0.06)	0.15	0.18	0.08	0.61

Net income	$0.12	$0.23	$0.14	$0.23	$0.55	$0.72	$1.97

Diluted earnings per total common share
Income from continuing operations	$0.11	$0.25	$0.20	$0.08	$0.36	$0.63	$1.34
Income (loss) from discontinued operations	0.01	(0.02)	(0.06)	0.15	0.18	0.08	0.60

Net income	$0.12	$0.23	$0.14	$0.23	$0.54	$0.71	$1.94

Weighted average number of shares outstanding
Basic	50,532,544	50,362,314	50,289,590	49,991,186	50,008,234	50,254,595	46,828,463
Diluted	50,943,165	50,933,358	50,942,324	50,754,145	50,702,110	50,819,790	47,638,105
Dividends declared per common share	$0.13	$0.13	$0.13	$0.13	$0.13	$0.52	$0.49

Banc of California, Inc.

Reconciliation of Consolidated Statements of Operations between Continuing and Discontinued Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended December 31, 2017			Year Ended December 31, 2017
	Continuing Operations	Discontinued Operations	Consolidated Operations	Continuing Operations	Discontinued Operations	Consolidated Operations
Interest and dividend income	$97,157	$73	$97,230	$389,190	$7,052	$396,242
Interest expense	23,984	—	23,984	85,000	—	85,000

Net interest income	73,173	73	73,246	304,190	7,052	311,242
Provision for loan and lease losses	5,052	—	5,052	13,699	—	13,699

Net interest income after provision for loan and lease losses	68,121	73	68,194	290,491	7,052	297,543
Noninterest income
Customer service fees	1,624	—	1,624	6,492	—	6,492
Loan servicing income (loss)	(2,416)	—	(2,416)	1,025	1,551	2,576
Net gain on sale of securities available for sale	2,688	—	2,688	14,768	—	14,768
Net gain on sale of loans	1,205	—	1,205	11,942	—	11,942
Mortgage banking income (loss)	—	(194)	(194)	—	42,889	42,889
Loan brokerage income	—	—	—	1,061	164	1,225
Gain on disposal of discontinued operations	—	47	47	—	13,796	13,796
All other income	2,594	881	3,475	9,382	1,707	11,089

Total noninterest income	5,695	734	6,429	44,670	60,107	104,777
Noninterest expense
Salaries and employee benefits	33,146	(10)	33,136	129,153	38,374	167,527
Occupancy and equipment	9,565	210	9,775	40,094	3,964	44,058
Professional fees	7,853	84	7,937	42,417	2,546	44,963
Data processing	1,562	19	1,581	7,888	687	8,575
Loss on investments in alternative energy partnerships	3,995	—	3,995	30,786	—	30,786
Amortization of intangible assets	866	—	866	3,928	—	3,928
Restructuring expense	(43)	—	(43)	5,326	3,794	9,120
All other expenses	9,438	(261)	9,177	48,676	10,630	59,306

Total noninterest expense	66,382	42	66,424	308,268	59,995	368,263

Income before income taxes	7,434	765	8,199	26,893	7,164	34,057
Income tax (benefit) expense	(3,418)	315	(3,103)	(26,581)	2,929	(23,652)

Net income	$10,852	$450	$11,302	$53,474	$4,235	$57,709

Banc of California, Inc.

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Three Months Ended					Year Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Profitability and other ratios of consolidated operations
Return on average assets (1)	0.44%	0.67%	0.46%	0.62%	1.14%	0.55%	1.12%
Return on average equity (1)	4.42%	6.69%	4.85%	6.96%	13.29%	5.72%	12.73%
Return on average tangible common equity (2)	3.84%	7.16%	4.51%	7.76%	17.30%	5.79%	16.97%
Dividend payout ratio (3)	108.33%	56.52%	92.86%	56.52%	23.64%	72.22%	24.87%
Net interest spread	2.79%	2.92%	2.90%	3.03%	2.99%	2.92%	3.15%
Net interest margin (1)	3.01%	3.15%	3.09%	3.19%	3.13%	3.11%	3.30%
Noninterest income to total revenue (4)	8.07%	19.86%	20.20%	41.62%	47.79%	25.19%	45.51%
Noninterest income to average total assets (1)	0.25%	0.74%	0.74%	2.16%	2.74%	0.99%	2.63%
Noninterest expense to average total assets (1)	2.59%	3.10%	3.68%	4.52%	4.44%	3.50%	4.28%
Efficiency ratio (5)	83.37%	83.36%	100.10%	86.87%	77.51%	88.52%	74.11%
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships (2), (5)	75.46%	72.49%	80.51%	78.76%	66.87%	77.18%	67.13%
Average held-for-investment loans and leases to average deposits	86.09%	77.33%	73.54%	68.33%	69.11%	75.92%	76.26%
Average investment securities to average total assets	26.10%	27.64%	28.09%	30.18%	27.97%	28.04%	26.23%
Average stockholders’ equity to average total assets	9.98%	9.95%	9.48%	8.95%	8.61%	9.58%	8.77%
Allowance for loan and lease losses (ALLL)
Balance at beginning of period	$45,072	$42,385	$42,736	$40,444	$40,233	$40,444	$35,533
Loans and leases charged off	(1,367)	(959)	(2,898)	(357)	(1,351)	(5,581)	(2,618)
Recoveries	576	85	44	66	973	771	2,258
Provision for loan and lease losses	5,052	3,561	2,503	2,583	589	13,699	5,271

Balance at end of period	$49,333	$45,072	$42,385	$42,736	$40,444	$49,333	$40,444

Annualized net loan charge-offs to average total loans and leases held-for-investment	0.05%	0.06%	0.19%	0.02%	0.02%	0.11%	0.01%
Reserve for loss on repurchased loans
Balance at beginning of period	$6,173	$8,028	$8,118	$7,974	$11,369	7,974	$9,700
Provision for loan repurchases	(326)	(651)	270	517	(1,881)	(190)	590
Utilization of reserve for loan repurchases	(301)	(1,204)	(360)	(373)	(1,514)	(2,238)	(2,316)
Other adjustments	760	—	—	—	—	760	—

Balance at end of period	$6,306	$6,173	$8,028	$8,118	$7,974	$6,306	$7,974

(1)	Ratios are presented on an annualized basis.
(2)	The ratios are determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP). See Non-GAAP measures section for reconciliation of the calculation.
(3)	The ratio is calculated by dividing dividends declared per common share by basic earnings per share
(4)	Total revenue is equal to the sum of net interest income before provision for loan and lease losses and noninterest income.
(5)	The ratios are calculated by dividing noninterest expense by the sum of net interest income before provision for loan and lease losses and noninterest income.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Asset quality information and ratios
Delinquent loans and leases held-for-investment 30 to 89
days delinquent, excluding purchased credit impaired (PCI) loans	$32,087	$20,286	$23,305	$22,596	$30,140
90+ days delinquent, excluding PCI loans	9,542	11,150	6,508	9,802	14,218

Total delinquent loans, excluding PCI loans	41,629	31,436	29,813	32,398	44,358

PCI loans, 30 to 89 days delinquent	—	—	343	16,410	15,078
PCI loans, 90+ days delinquent	—	—	807	4,943	2,577

Total delinquent PCI loans	—	—	1,150	21,353	17,655

Total delinquent loans	$41,629	$31,436	$30,963	$53,751	$62,013

Total delinquent non-PCI loans to total non-PCI loans	0.63%	0.50%	0.50%	0.54%	0.75%
Total delinquent loans and leases to total loans and leases	0.63%	0.50%	0.52%	0.88%	1.03%
Non-performing assets, excluding loans held-for-sale
Non-performing loans and leases, excluding PCI loans	$19,382	$12,275	$9,064	$16,222	$14,942
90+ days delinquent and still accruing loans and leases, excluding PCI loans	—	—	—	—	—
Other real estate owned	1,796	3,682	3,267	3,345	2,502

Non-performing assets	$21,178	$15,957	$12,331	$19,567	$17,444

ALLL to non-performing loans and leases	254.53%	367.19%	467.62%	263.44%	270.67%
Non-performing loans and leases to total loans and leases	0.29%	0.20%	0.15%	0.27%	0.25%
Non-performing assets to total assets	0.21%	0.16%	0.12%	0.18%	0.16%
Troubled debt restructurings (TDRs)
Performing TDRs	$5,646	$5,668	$4,579	$4,309	$4,827
Non-performing TDRs	2,675	—	1,125	1,144	—

Total TDRs	$8,321	$5,668	$5,704	$5,453	$4,827

Loans and leases and ALLL by loan origination type
Loan and lease breakdown by origination type
Originated loans and leases	$5,988,101	$5,488,018	$5,159,823	$5,109,175	$4,943,549
Acquired loans not impaired at acquisition	671,306	738,879	792,213	834,983	927,422
Seasoned SFR mortgage loan pools—non-impaired	—	—	—	21,464	21,955
Acquired with deteriorated credit quality	—	—	4,301	139,699	141,826

Total loans and leases	$6,659,407	$6,226,897	$5,956,337	$6,105,321	$6,034,752

ALLL breakdown by origination type
Originated loans and leases	$48,110	$43,723	$41,090	$41,221	$38,531
Acquired loans not impaired at acquisition	1,223	1,349	1,271	1,234	1,703
Seasoned SFR mortgage loan pools—non-impaired	—	—	—	120	106
Acquired with deteriorated credit quality	—	—	24	161	104

Total ALLL	$49,333	$45,072	$42,385	$42,736	$40,444

Discount on Purchased/Acquired Loans
Acquired loans not impaired at acquisition	$14,943	$15,983	$15,446	$16,275	$17,820
Seasoned SFR mortgage loan pools—non-impaired	—	—	—	1,219	1,280
Acquired with deteriorated credit quality	—	—	1,754	21,538	22,454

Total Discount	$14,943	$15,983	$17,200	$39,032	$41,554

Percentage of ALLL to:
Originated loans and leases:	0.80%	0.80%	0.80%	0.81%	0.78%
Originated loans and leases and acquired loans not impaired at acquisition:	0.74%	0.72%	0.71%	0.71%	0.69%
Total loans and leases	0.74%	0.72%	0.71%	0.70%	0.67%

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Composition of held-for-investment loans and leases
Commercial real estate	$717,415	$713,120	$716,771	$750,592	$729,959
Multifamily	1,816,141	1,617,890	1,545,888	1,449,715	1,365,262
Construction	182,960	176,397	156,246	142,164	125,100
Commercial and industrial	1,701,951	1,602,805	1,560,916	1,585,656	1,522,960
SBA	78,699	78,604	77,254	76,040	73,840
Lease financing	13	91	173	285	379

Total commercial loans	4,497,179	4,188,907	4,057,248	4,004,452	3,817,500

Single family residential mortgage	2,055,649	1,920,310	1,778,536	1,975,055	2,106,630
Other consumer	106,579	117,680	120,553	125,814	110,622

Total consumer loans	2,162,228	2,037,990	1,899,089	2,100,869	2,217,252

Total gross loans and leases	$6,659,407	$6,226,897	$5,956,337	$6,105,321	$6,034,752

Composition percentage of held-for-investment loans and leases
Commercial real estate	10.8%	11.5%	12.0%	12.3%	12.1%
Multifamily	27.3%	26.0%	26.0%	23.7%	22.6%
Construction	2.7%	2.8%	2.6%	2.3%	2.1%
Commercial and industrial	25.5%	25.7%	26.2%	26.1%	25.2%
SBA	1.2%	1.3%	1.3%	1.2%	1.2%
Lease financing	0.0%	0.0%	0.0%	0.0%	0.1%

Total commercial loans	67.5%	67.3%	68.1%	65.6%	63.3%

Single family residential mortgage	30.9%	30.8%	29.9%	32.3%	34.9%
Other consumer	1.6%	1.9%	2.0%	2.1%	1.8%

Total consumer loans	32.5%	32.7%	31.9%	34.4%	36.7%

Total gross loans and leases	100.0%	100.0%	100.0%	100.0%	100.0%

Composition of deposits
Noninterest-bearing checking	$1,071,608	$1,075,782	$1,138,095	$1,273,649	$1,282,629
Interest-bearing checking	2,089,016	2,011,943	2,058,130	1,998,778	2,048,839
Money market	1,146,859	1,728,937	2,265,380	2,610,376	2,731,314
Savings	1,059,628	945,699	985,001	1,008,218	1,118,175
Certificates of deposit	1,925,792	1,641,232	1,598,305	1,706,672	1,961,193

Total deposits	$7,292,903	$7,403,593	$8,044,911	$8,597,693	$9,142,150

Composition percentage of deposits
Noninterest-bearing checking	14.7%	14.5%	14.1%	14.8%	14.0%
Interest-bearing checking	28.7%	27.2%	25.6%	23.2%	22.4%
Money market	15.7%	23.3%	28.2%	30.4%	29.9%
Savings	14.5%	12.8%	12.2%	11.7%	12.2%
Certificates of deposit	26.4%	22.2%	19.9%	19.9%	21.5%

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	December 31, 2017			September 30, 2017			June 30, 2017
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held-for-sale (1)	$127,139	$363	1.13%	$246,675	$2,319	3.73%	$575,669	$4,876	3.40%
SFR mortgage	1,957,754	19,487	3.95%	1,775,443	17,435	3.90%	1,832,524	18,006	3.94%
Seasoned SFR mortgage loan pools	—	—	—	84,128	1,208	5.70%	151,759	2,121	5.61%
Commercial real estate, multifamily, and construction	2,613,940	28,856	4.38%	2,494,284	27,980	4.45%	2,394,487	25,821	4.33%
Commercial and industrial, SBA, and lease financing	1,630,886	21,829	5.31%	1,553,816	20,820	5.32%	1,565,583	20,233	5.18%
Other consumer	107,664	1,233	4.54%	114,569	1,363	4.72%	119,644	1,400	4.69%

Gross loans and leases	6,437,383	71,768	4.42%	6,268,915	71,125	4.50%	6,639,666	72,457	4.38%
Securities	2,653,838	23,170	3.46%	2,791,585	24,337	3.46%	3,004,551	24,996	3.34%
Other interest-earning assets	548,171	2,292	1.66%	519,593	2,206	1.68%	517,349	1,783	1.38%

Total interest-earning assets	9,639,392	97,230	4.00%	9,580,093	97,668	4.04%	10,161,566	99,236	3.92%
Allowance for loan and lease losses	(45,681)			(42,696)			(42,896)
BOLI and non-interest earning assets	572,692			563,784			578,333

Total assets	$10,166,403			$10,101,181			$10,697,003

Interest-bearing liabilities
Savings	$1,019,659	2,947	1.15%	$968,158	2,263	0.93%	$1,002,797	2,262	0.90%
Interest-bearing checking	2,082,677	4,267	0.81%	2,037,729	3,871	0.75%	2,013,751	3,609	0.72%
Money market	1,294,537	3,262	1.00%	1,935,262	5,095	1.04%	2,359,173	5,482	0.93%
Certificates of deposit	1,822,010	5,568	1.21%	1,560,078	4,239	1.08%	1,606,270	3,589	0.90%

Total interest-bearing deposits	6,218,883	16,044	1.02%	6,501,227	15,468	0.94%	6,981,991	14,942	0.86%
FHLB advances	1,448,326	5,402	1.48%	962,391	3,352	1.38%	990,780	2,774	1.12%
Securities sold under repurchase agreements	33,513	194	2.30%	88,810	500	2.23%	34,298	180	2.11%
Long-term debt and other interest-bearing liabilities	174,066	2,344	5.34%	173,772	2,395	5.47%	240,201	3,044	5.08%

Total interest-bearing liabilities	7,874,788	23,984	1.21%	7,726,200	21,715	1.12%	8,247,270	20,940	1.02%
Noninterest-bearing deposits	1,110,815			1,178,062			1,261,338
Non-interest-bearing liabilities	166,432			191,457			174,128

Total liabilities	9,152,035			9,095,719			9,682,736
Total stockholders’ equity	1,014,368			1,005,462			1,014,267

Total liabilities and stockholders’ equity	$10,166,403			$10,101,181			$10,697,003

Net interest income/spread		$73,246	2.79%		$75,953	2.92%		$78,296	2.90%

Net interest margin			3.01%			3.15%			3.09%

Ratio of interest-earning assets to interest-bearing liabilities	122.41%			123.99%			123.21%
Total deposits	$7,329,698	$16,044	0.87%	$7,679,289	$15,468	0.80%	$8,243,329	$14,942	0.73%
Total funding (2)	$8,985,603	$23,984	1.06%	$8,904,262	$21,715	0.97%	$9,508,608	$20,940	0.88%

(1)	Includes loans held-for-sale of discontinued operations

(2)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	March 31, 2017			December 31, 2016
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held-for-sale (1)	$699,671	$6,111	3.54%	$912,468	$7,817	3.41%
SFR mortgage	1,963,861	19,105	3.95%	1,843,381	17,760	3.83%
Seasoned SFR mortgage loan pools	154,736	2,145	5.62%	570,006	6,281	4.38%
Commercial real estate, multifamily, and construction	2,336,323	25,851	4.49%	2,146,067	23,405	4.34%
Commercial and industrial, SBA, and lease financing	1,508,756	18,293	4.92%	1,628,177	19,228	4.70%
Other consumer	121,666	1,268	4.23%	109,142	1,248	4.55%

Gross loans and leases	6,785,013	72,773	4.35%	7,209,241	75,739	4.18%
Securities	3,376,698	27,239	3.27%	3,236,253	24,153	2.97%
Other interest-earning assets	500,123	2,096	1.70%	629,873	3,965	2.50%

Total interest-earning assets	10,661,834	102,108	3.88%	11,075,367	103,857	3.73%
Allowance for loan and lease losses	(41,285)			(39,163)
BOLI and non-interest earning assets	568,257			532,645

Total assets	$11,188,806			$11,568,849

Interest-bearing liabilities
Savings	$1,042,031	2,292	0.89%	$941,404	1,917	0.81%
Interest-bearing checking	2,008,828	3,414	0.69%	2,081,105	3,371	0.64%
Money market	2,735,810	4,691	0.70%	2,830,271	3,909	0.55%
Certificates of deposit	1,937,392	3,563	0.75%	1,972,256	3,307	0.67%

Total interest-bearing deposits	7,724,061	13,960	0.73%	7,825,036	12,504	0.64%
FHLB advances	812,444	1,423	0.71%	892,120	1,076	0.48%
Securities sold under repurchase agreements	2,123	6	1.15%	59,761	221	1.47%
Long-term debt and other interest-bearing liabilities	244,040	2,972	4.94%	238,179	2,998	5.01%

Total interest-bearing liabilities	8,782,668	18,361	0.85%	9,015,096	16,799	0.74%
Noninterest-bearing deposits	1,181,279			1,286,642
Non-interest-bearing liabilities	223,075			271,203

Total liabilities	10,187,022			10,572,941
Total stockholders’ equity	1,001,784			995,908

Total liabilities and stockholders’ equity	$11,188,806			$11,568,849

Net interest income/spread		$83,747	3.03%		$87,058	2.99%

Net interest margin			3.19%			3.13%

Ratio of interest-earning assets to interest-bearing liabilities	121.40%			122.85%

Total deposits	$8,905,340	$13,960	0.64%	$9,111,678	$12,504	0.55%
Total funding (2)	$9,963,947	$18,361	0.75%	$10,301,738	$16,799	0.65%

(1)	Includes loans held-for-sale of discontinued operations
(2)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Year Ended
	December 31, 2017			December 31, 2016
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held-for-sale (1)	$410,266	$13,669	3.33%	$881,875	$31,493	3.57%
SFR mortgage	1,882,086	74,033	3.93%	1,606,153	60,746	3.78%
Seasoned SFR mortgage loan pools	97,195	5,474	5.63%	807,522	43,318	5.36%
Commercial real estate, multifamily, and construction	2,460,614	108,508	4.41%	1,962,719	87,367	4.45%
Commercial and industrial, SBA, and lease financing	1,565,065	81,175	5.19%	1,414,653	69,268	4.90%
Other consumer	115,843	5,264	4.54%	107,904	4,804	4.45%

Gross loans and leases	6,531,069	288,123	4.41%	6,780,826	296,996	4.38%
Securities	2,954,235	99,742	3.38%	2,711,112	79,527	2.93%
Other interest-earning assets	516,832	8,377	1.62%	380,832	8,449	2.22%

Total interest-earning assets	10,002,136	396,242	3.96%	9,872,770	384,972	3.90%
Allowance for loan and lease losses	(43,150)			(37,664)
BOLI and non-interest earning assets	575,363			500,599

Total assets	$10,534,349			$10,335,705

Interest-bearing liabilities
Savings	$1,007,990	9,764	0.97%	$882,774	6,795	0.77%
Interest-bearing checking	2,035,954	15,161	0.74%	2,066,623	13,723	0.66%
Money market	2,076,847	18,530	0.89%	2,094,839	10,776	0.51%
Certificates of deposit	1,730,652	16,959	0.98%	1,465,679	8,926	0.61%

Total interest-bearing deposits	6,851,443	60,414	0.88%	6,509,915	40,220	0.62%
FHLB advances	1,054,978	12,951	1.23%	1,153,208	5,717	0.50%
Securities sold under repurchase agreements	39,907	880	2.21%	92,937	818	0.88%
Long-term debt and other interest-bearing liabilities	207,734	10,755	5.18%	218,737	12,744	5.83%

Total interest-bearing liabilities	8,154,062	85,000	1.04%	7,974,797	59,499	0.75%
Noninterest-bearing deposits	1,182,667			1,225,656
Non-interest-bearing liabilities	188,625			228,421

Total liabilities	9,525,354			9,428,874
Total stockholders’ equity	1,008,995			906,831

Total liabilities and stockholders’ equity	$10,534,349			$10,335,705

Net interest income/spread		$311,242	2.92%		$325,473	3.15%

Net interest margin			3.11%			3.30%

Ratio of interest-earning assets to interest-bearing liabilities	122.66%			123.80%

Total deposits	$8,034,110	$60,414	0.75%	$7,735,571	$40,220	0.52%
Total funding (2)	$9,336,729	$85,000	0.91%	$9,200,453	$59,499	0.65%

(1)	Includes loans held-for-sale of discontinued operations
(2)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Capital Ratios

(Unaudited)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Capital Ratios
Banc of California, Inc.
Total risk-based capital ratio	14.56%	14.48%	14.39%	13.72%	13.70%
Tier 1 risk-based capital ratio	13.79%	13.77%	13.72%	13.08%	13.22%
Common equity tier 1 capital ratio	9.92%	9.91%	9.83%	9.37%	9.44%
Tier 1 leverage ratio	9.39%	9.55%	8.93%	8.51%	8.17%
Banc of California, NA
Total risk-based capital ratio	16.56%	16.39%	16.13%	15.11%	14.73%
Tier 1 risk-based capital ratio	15.78%	15.68%	15.45%	14.48%	14.12%
Common equity tier 1 capital ratio	15.78%	15.68%	15.45%	14.48%	14.12%
Tier 1 leverage ratio	10.67%	10.88%	10.05%	9.43%	8.71%

Banc of California, Inc.

Consolidated Operations

Non-GAAP Measures

(Dollars in thousands, except per share data)

(Unaudited)

Under Item 10(e) of SEC Regulation S-K, public companies disclosing financial measures in filings with the SEC that are not calculated in accordance with GAAP must also disclose, along with each non-GAAP financial measure, certain additional information, including a presentation of the most directly comparable GAAP financial measure, a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a statement of the reasons why the company’s management believes that presentation of the non-GAAP financial measure provides useful information to investors regarding the company’s financial condition and results of operations and, to the extent material, a statement of the additional purposes, if any, for which the company’s management uses the non-GAAP financial measure.

Return on average tangible common equity and efficiency ratio, as adjusted, tangible common equity to tangible assets, and tangible common equity per common share and tangible common equity per common share and per common share issuable under purchase contracts constitute supplemental financial information determined by methods other than in accordance with GAAP. These non-GAAP measures are used by management in its analysis of the Company’s performance.

Tangible common equity is calculated by subtracting preferred stock, goodwill, and other intangible assets from stockholders’ equity. Tangible assets is calculated by subtracting goodwill and other intangible assets from total assets. Banking regulators also exclude goodwill and other intangible assets from stockholders’ equity when assessing the capital adequacy of a financial institution.

Adjusted efficiency ratio is calculated by subtracting loss on investments in alternative energy partnerships from noninterest expense and adding total pre-tax return, which includes the loss on investments in alternative energy partnerships, to the sum of net interest income and noninterest income (total revenue). Management believes the presentation of these financial measures adjusting the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results and operating performance of the Company.

This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following tables provide reconciliations of the non-GAAP measures with financial measures defined by GAAP.

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Tangible common equity to tangible assets ratio
Total assets	$10,327,852	$10,280,028	$10,365,768	$11,052,085	$11,029,853
Less goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(39,244)
Less other intangible assets	(9,353)	(10,219)	(11,135)	(12,191)	(13,617)

Tangible assets	$10,281,355	$10,232,665	$10,317,489	$11,002,750	$10,976,992

Total stockholders’ equity	$1,012,308	$1,013,908	$1,006,292	$985,748	$980,239
Less goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(39,244)
Less other intangible assets	(9,353)	(10,219)	(11,135)	(12,191)	(13,617)

Tangible equity	965,811	966,545	958,013	936,413	927,378
Less preferred stock	(269,071)	(269,071)	(269,071)	(269,071)	(269,071)

Tangible common equity	$696,740	$697,474	$688,942	$667,342	$658,307

Total stockholders’ equity to total assets	9.80%	9.86%	9.71%	8.92%	8.89%
Tangible equity to tangible assets	9.39%	9.45%	9.29%	8.51%	8.45%
Tangible common equity to tangible assets	6.78%	6.82%	6.68%	6.07%	6.00%
Common stock outstanding	50,083,345	50,096,056	49,991,395	49,601,363	49,695,299
Class B non-voting non-convertible common stock outstanding	508,107	430,694	355,173	277,797	201,922

Total common stock outstanding	50,591,452	50,526,750	50,346,568	49,879,160	49,897,221

Minimum number of shares issuable under purchase contracts (1)	—	—	—	166,265	188,742

Total common stock outstanding and shares issuable under purchase contracts	50,591,452	50,526,750	50,346,568	50,045,425	50,085,963

(1) Purchase contracts relating to the tangible equity units

Tangible common equity per common stock	$13.77	$13.80	$13.68	$13.38	$13.19
Book value per common stock	$14.69	$14.74	$14.64	$14.37	$14.25

Tangible common equity per common stock and shares issuable under purchase contracts	$13.77	$13.80	$13.68	$13.33	$13.14
Book value per common stock and shares issuable under purchase contracts	$14.69	$14.74	$14.64	$14.32	$14.20

Banc of California, Inc.

Consolidated Operations

Non-GAAP Measures, Continued

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Year Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Return on tangible common equity
Average total stockholders’ equity	$1,014,368	$1,005,462	$1,014,267	$1,001,784	$995,908	$1,008,995	$906,831
Less average preferred stock	(269,071)	(269,071)	(269,071)	(269,071)	(269,071)	(269,071)	(267,054)
Less average goodwill	(37,144)	(37,144)	(37,144)	(39,221)	(39,244)	(37,656)	(39,244)
Less average other intangible assets	(9,788)	(10,760)	(11,808)	(13,190)	(14,704)	(11,375)	(16,654)

Average tangible common equity	$698,365	$688,487	$696,244	$680,302	$672,889	$690,893	$583,879

Net income	$11,302	$16,949	$12,257	$17,201	$33,264	$57,709	$115,416
Less preferred stock dividends	(5,113)	(5,112)	(5,113)	(5,113)	(5,113)	(20,451)	(19,914)
Add amortization of intangible assets	866	916	1,056	1,090	1,028	3,928	4,851
Add impairment on intangible assets	—	—	—	336	690	336	690
Less tax effect on amortization and impairment of intangible assets (1)	(303)	(321)	(370)	(499)	(601)	(1,492)	(1,939)

Net income available to common stockholders	$6,752	$12,432	$7,830	$13,015	$29,268	$40,030	$99,104

Return on average equity	4.42%	6.69%	4.85%	6.96%	13.29%	5.72%	12.73%
Return on average tangible common equity	3.84%	7.16%	4.51%	7.76%	17.30%	5.79%	16.97%
(1) Utilized a 35% effective tax rate

	Three Months Ended					Year Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships
Noninterest expense	$66,424	$79,008	$98,216	$124,615	$129,239	$368,263	$442,676
Loss on investments in alternative energy partnerships	(3,995)	(8,348)	(9,761)	(8,682)	(13,850)	(30,786)	(31,510)

Adjusted noninterest expense	$62,429	$70,660	$88,455	$115,933	$115,389	$337,477	$411,166

Net interest income	$73,246	$75,953	$78,296	$83,747	$87,058	$311,242	$325,473
Noninterest income	6,429	18,827	19,817	59,704	79,687	104,777	271,880

Total revenue	79,675	94,780	98,113	143,451	166,745	416,019	597,353
Tax credit from investments in alternative energy partnerships	4,908	8,777	15,681	8,829	14,048	38,196	33,405
Deferred tax expense on investments in alternative energy partnerships	(859)	(1,536)	(2,744)	(1,545)	(2,459)	(6,684)	(5,846)
Tax effect on tax credit and deferred tax expense	3,004	3,804	8,584	5,140	8,078	20,531	19,080
Loss on investments in alternative energy partnerships, net	(3,995)	(8,348)	(9,761)	(8,682)	(13,850)	(30,786)	(31,510)

Total pre-tax adjustments for investments in alternative energy partnerships	3,058	2,697	11,760	3,742	5,817	21,257	15,129

Adjusted total revenue	$82,733	$97,477	$109,873	$147,193	$172,562	$437,276	$612,482

Efficiency ratio	83.37%	83.36%	100.10%	86.87%	77.51%	88.52%	74.11%
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships	75.46%	72.49%	80.51%	78.76%	66.87%	77.18%	67.13%
Effective tax rate utilized for calculating tax effect on tax credit and deferred tax expense	42.59%	34.44%	39.89%	41.37%	41.10%	39.45%	40.91%